       CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED
       AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                                   EXHIBIT 10.9





                      AMENDMENT NO. 1 TO LICENSE AGREEMENT

         This Amendment No. 1 to License Agreement (the "Amendment") is effective as of March ___, 1996 between KOSAN Biosciences, Inc. ("Licensee") and THE BOARD OF TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY ("STANFORD") concerning the License Agreement between Licensee and STANFORD effective March 11, 1996 (the "Agreement").

1.       Section 1.3 is hereby amended to provide in its entirety as follows:

         LICENSEE desires a license under said Invention(s), Licensed Patent(s)and Licensed Materials to develop, manufacture, have made, use, and sell Licensed Product(s).

2. Section 14.l is hereby amended to provide in its entirety as follows:

         Licensee may grant sublicenses under the Invention(s), Licensed Materials and Licensed Patent(s) to make, have made, import, use, lease, sell and offer for sale and otherwise commercialize and exploit Licensed Products and Licensed Materials, and practice any method, process or procedure within the Licensed Patents in the Licensed Territory.

3. Section 14.3 (a) is hereby amended to provide in its entirety as follows:

                  (a) Sublicense terms and conditions shall reflect that any sublicensee(s) shall not further sublicense without the written consent of STANFORD, which consent shall not be unreasonably withheld; provided, however, sublicensees may grant further sublicenses with respect to any Licensed Product within the scope of Section 2.5 (ii) without the consent of STANFORD;

4. The last sentence of Section 14.3 is amended to provide in its entirety as follows:

         Such sublicenses (including, without limitation, any non-exclusive sublicenses) shall remain in effect in the event of any conversion of the exclusive license granted herein to a non-exclusive license pursuant to Section 3.2 or any termination of this Agreement and shall provide for the assignment of such sublicenses to STANFORD or its designee, in the event that the Agreement is terminated; provided, the financial obligations of each sublicensee to STANFORD shall be limited to the amounts Licensee shall be obligated to pay to STANFORD for the activities of such sublicensee pursuant to this Agreement.

5. Except as specifically modified or amended hereby, the License Agreement shall remain in full force and effect and, as so modified or amended, is hereby ratified, confirmed and approved. No provision of this Amendment may be modified or amended except expressly in a writing signed by both parties nor shall any terms be waived except expressly in a writing signed by the party charged therewith. This Amendment shall be governed in accordance with the laws of the State of California, without reference to principles of conflicts of laws.

         IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the date shown above.

THIE BOARD OF TRUSTEES OF THE                      KOSAN BIOSCIENCES, INC.
THE LELAND STANFORD JUNIOR
UNIVERSITY


By:      /s/ Katharine Ku                          By:       /s/ Daniel V. Santi
    ----------------------------------                 -------------------------

Print Name: Katharine Ku                           Print Name: Daniel V. Santi
           ---------------------------                         -----------------

Title:  DIRECTOR, TECHNOLOGY LICENSING             Title: PRESIDENTE
       -------------------------------                    ----------------------

KOSAN BIOSCIENCES, INC.
1450 Rollins Road
Burlingame, CA 94010
Tel: 650-343-8673, ext. 207
Fax: 650-343-2931
E-Mail: ostrach@kosan.com

--------------------------------------------------------------------------------




September 21, 1998

Ms. Mona Wan
Stanford University
Office of Technology Licensing
900 Welch Road, Suite 3500
Palo Alto, CA 94304

Dear Mona:

This letter will confirm the agreement of Kosan Biosciences, Inc. ("Kosan") and the Board of Trustees of the Leland Stanford Jr. University ("Stanford") that
Article 11 of the License Agreement entered by Kosan and Stanford effective March 11, 1996, shall be amended to read in its entirety as follows:

         Prior to the issuance of patents on the Invention(s), LICENSEE agrees to use reasonable efforts to mark Licensed Product(s) (or their containers or labels) made, sold, or otherwise disposed of by it under the license granted in this Agreement with the words "Patent Pending" and following the issuance of one or more patents, with the numbers of any applicable Licensed Patent(s).

Except as expressly provided above, the Agreement, as amended, shall remain in full force and effect.

MS. MONA WAN
SEPTEMBER 21, 1998
PAGE 2




Please indicate Stanford's agreement to the foregoing by having this letter countersigned below.

Yours sincerely,

/s/ Michael S. Ostrach

Michael S. Ostrach
Vice President, Corporate Development

UNDERSTOOD AND AGREED:

TRUSTEES OF THE LELAND
STANFORD UNIVERSITY


By:  /s/ Katharine Ku
    ----------------------------------------

Name:  KATHARINE KU
     ---------------------------------------

Title: DIRECTOR TECHNOLOGY LICENSING
      --------------------------------------

Date:  Sept. 24, 1998
      --------------------------------------

                      AMENDMENT NO. 3 TO LICENSE AGREEMENT

This Amendment No. 3 to License Agreement (the "Amendment") is effective as of March 10, 2000 (the "Effective Date"), between Kosan Biosciences, Inc. ("Licensee") and The Board of Trustees of the Leland Stanford Junior University ("Stanford") and amends the license agreement between Licensee and Stanford effective March 11,1996, as amended pursuant to that certain Amendment No. 1 effective March 11, 1996, and that certain Amendment No. 2 effective September 21, 1998 (together the "Agreement") for "Recombinant Production of Novel Polyketides" as described in Stanford Docket S93-098.

WHEREAS,

Licensee has acquired an Exclusive license to the Licensed Patents listed in Appendix A pursuant to the Agreement;

Stanford owns patent applications claiming technology related to Licensed Patents, listed in Appendix B;

Both parties anticipate that there may be future inventions from the laboratory of Dr. Chaitan Khosla that Stanford may offer to add to Appendix B and that Licensee may wish to license;

Both parties desire to determine the conditions under which the future inventions may be added to Appendix B and subsequently licensed; and

Stanford and Licensee believe that both parties and the public will benefit by licensing patent applications listed in Appendix B to Licensee and entering into this Amendment;

NOW, THEREFORE, Stanford and Licensee agree as follows:

                                SECTION 1 DEFINITIONS

         A. "Proposed Invention" means a patent application or invention disclosure that Stanford offers to Licensee for inclusion in Appendix B.
         B. "Optioned Patent" means a Proposed Invention that Licensee agrees to include in Appendix B, any patent application filed on an invention disclosure that is a Proposed Invention, and any divisions, continuations, reissues and foreign counterparts claiming priority to the Proposed Invention.
         C. "New Licensed Patent" means an Optioned Patent for which Licensee chooses to take an Exclusive license.
         D. "New Non-Exclusive Patent" means an Optioned Patent for which Licensee chooses to take a non-exclusive license.

        SECTION 2. GRANT OF OPTION FOR EXCLUSIVE OR NON-EXCLUSIVE LICENSE

Stanford hereby grants Licensee and Licensee hereby accepts an Exclusive option to acquire an Exclusive or non-exclusive license to Optioned Patents on the terms and conditions set forth herein If a future patent application or an invention disclosure: a) names Dr. Chaitan Khosla as an inventor; and b) describes technology relating to polyketides or the production thereof by recombinant DNA technology or technology disclosed in Licensed Patents, Stanford will determine if that patent application or invention disclosure will become a Proposed Invention. If Stanford decides that a patent application or invention disclosure will be a Proposed Invention, then Stanford shall provide notice thereto to Licensee. The Proposed Invention shall be subject to this Amendment

                              SECTION 3 OPTION TERM

The "Option Term" shall begin when Stanford provides notice in writing to Licensee of the Proposed Invention and shall end EARLIER of:
         a) [**] years after the date Stanford offers the Proposed Invention to Licensee in writing; or
         b) [**] after Stanford notifies Licensee in writing that either:
                  i) it has received a Notice of Allowance from the US. Patent and Trademark Office for an Optioned Patent; or ii) a third party has offered or requested licensing terms for the Optioned Patent.

                          SECTION 4 EXERCISE OF OPTION

Licensee may exercise its option at any time during the Option Term by providing Stanford Written notice of its determination to acquire an Exclusive or non-exclusive license to the Optioned Patent set forth in such notice. Upon such notification, the Optioned Patent will become either a New Licensed Patent or a New Non-Exclusive Patent as appropriate. A New Licensed Patent will be subject to the terms and conditions of this Amendment and those of any Licensed Patent in the Agreement. A New Non-Exclusive Patent will be subject to the terms and conditions of this Amendment and those of any Licensed Patent in the Agreement, except that:
         a.)      the grant is not Exclusive; and
         b.)      New Non-Exclusive Patent may not be sublicensed.

                                  SECTION 5 PAYMENTS

         A. AMENDMENT OF ISSUE FEE. Within [**] of the Effective Date of this Amendment No. 3, Licensee shall [**].
         B. OPTION FEE. within [**] of the Effective Date of this Amendment No. 3, Licensee shall pay Stanford [**] dollars ($[**]) as an option fee for the patent applications listed in Appendix B. To include future

[**] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT
TO THE OMITTED PORTIONS.

Proposed Inventions in Appendix B, Licensee shall pay Stanford [**] dollars ($[**]) as the option fee for each Proposed Invention. If a patent application is filed on a Proposed Invention the option fee shah be paid by the LATER of: (i) [**] from Stanford's notifying Licensee of a Proposed Invention; and (ii) [**] from the date a provisional patent application is filed on a Proposed Invention. If no patent application is filed on a Proposed Invention the option fee shall be paid by [**] from Stanford's notifying Licensee of a Proposed Invention. After the option fee is received a Proposed Invention will become an Optioned Patent. If Licensee does not pay the option fee, it relinquishes all rights to such Proposed Invention under the Agreement. Only one such option fee is due for each Proposed Invention.
         C. NON-EXCLUSIVE LICENSE FEE. If Licensee exercises its option by acquiring a non-exclusive license to an Optioned Patent, then Licensee shall pay Stanford a non-exclusive license fee of [**] dollars ($[**]) within [**] of the issuance of the first patent claiming priority to an Optioned Patent. The non-exclusive license fee is due only one time for each New Non-Exclusive Patent.
         D. EXCLUSIVE LICENSE FEE. If Licensee decides to exercise its option to acquire an Exclusive license to an Optioned Patent, then Licensee shall pay Stanford an Exclusive license fee of [**]dollars ($[**]) within [**] of the issuance of the first patent claiming priority to such New Licensed
Patent. The amount of the Exclusive license fee shall be determined by Stanford. Stanford agrees that reductions in the Exclusive license fee (to not less than [**] dollars ($[**])) may be appropriate when (i) third party technology licensed to Licensee is used in conjunction with the invention claimed in the patent; or (ii) the claims of the patent are method claims or are composition of matter claims that do not encompass the product to be sold or its method of manufacture. The Exclusive license fee is due only once for each New Licensed Patent. Licensee may convert a New Licensed Patent to a New Non-Exclusive Patent upon written notice to Stanford at any time.
         E. ANNUAL FEE FOR PATENTS SUBJECT TO DILIGENCE PLAN. For each New Licensed Patent subject to a Diligence Plan, as defined in Ss.6, Licensee shall pay an annual fee of [**] dollars ($[**]). The annual fee is due beginning on the first [**] after such Diligence Plan is accepted in writing and every [**] thereafter, for so long as such Diligence Plan is effective.
The amount of the annual fee shall be determined by Stanford. Stanford agrees that reductions in the fee (to not less than [**] dollars ($[**]) per New Licensed Patent) may be appropriate when (i) third party technology licensed to Licensee is used in conjunction with the invention claimed in the patent;
or (ii) the claims of the patent are method claims or are composition of matter claims that do not encompass the product to be sold or its method of manufacture. In no event shall the cumulative amount of annual fees due under this Amendment and annual maintenance fees due under paragraph 6.3 of the Agreement exceed: [**].
         F. ROYALTIES. For all Optioned Patents, New Non-Exclusive Patents, and New Licensed Patents, royalties shall be due and payable as set forth in paragraphs 6.5

[**] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT
TO THE OMITTED PORTIONS.

through 6.13 of the Agreement. If a Licensed Product is encompassed by claims from multiple Licensed Patents, Optioned Patents, New Licensed Patents or New Non-Exclusive patents, as mended hereby, then Licensee shall pay only one royalty.

         G. PATENT EXPENSES. Licensee shall pay all patent costs for Optioned Patents, New Licensed Patents and New Non-Exclusive Patents. Patent costs paid by Licensee for New Non-Exclusive Patents shall be reimbursable as follows:
         i) If Stanford licenses the patent to a third party and Licensee submits a written request to Stanford, then Stanford shall reimburse Licensee for [**]% of the past patent costs paid by Licensee.
         ii)      Patent expenses that are not reimbursed are creditable against royalties due under paragraph 6.5 of the Agreement.
         iii)     If Licensee chooses to convert a New Licensed Patent to a New
                  Non-Exclusive Patent, then patent expenses incurred prior to conversion are not reimbursable or creditable.

                            SECTION 6 DILIGENCE PLAN

Licensee shall submit to Stanford a plan (the "Diligence Plan"), acceptable to Stanford, for developing a New Licensed Patent; such Diligence Plan will be submitted within [**] of the date Stanford offers a Proposed Invention to the Licensee in writing. If Licensee does not submit a Diligence Plan or notifies Stanford in writing that it will no longer adhere to a Diligence Plan accepted by Stanford, then the New Licensed Patent will be converted to a New Non-Exclusive Patent.

                             SECTION 7 MISCELLANEOUS

         A. GOOD-STANDING. Stanford and Licensee agree that neither party is known to be in breach of the Agreement and that both parties are in good-standing with one another. Both parties agree that prior to this Amendment, the patents and patent applications licensed to Licensee pursuant to the Agreement are listed on Appendix A.

         B. LICENSES TO THIRD PARTIES. In the event Stanford licenses a New Non-Exclusive Patent to a third party, then Stanford shall make good faith efforts to notify Licensee and to include in such license a statement that the license does not include rights to Licensed Patents or New Licensed Patents.

         C. RELEASE OF OPTION OR LICENSE. Licensee may release its option or license rights to a Proposed Invention, Optioned Patent, New Licensed Patent or New Non-Exclusive Patent at any time by giving Stanford [**] written notice of the release. Upon such release, Licensee shall have neither further payment obligations pursuant to such license other than those previously incurred nor any rights in such Proposed Invention, Optioned Patent, New Licensed Patent, or New Non-Exclusive Patent.

[**] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT
TO THE OMITTED PORTIONS.

         D. AGREEMENT IN FULL FORCE AND EFFECT. Except as specifically amended hereby, the Agreement shall remain in full force and effect and as so amended is hereby ratified, confirmed, and approved. No provision of this Amendment may be amended except expressly in writing signed by both parties nor shall any terms be waived except expressly in writing signed by the party charged therewith. This Amendment shall be governed in accordance with the laws of the State of California without reference to principles of conflicts of laws.

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the Effective Date shown above.

By: /s/ Katherine Ku                                 By: /s/ DANIEL V. SANTI
   ------------------------------------                 -----------------------------------------
Name: KATHERINE KU                                   Daniel V. Santi
     ----------------------------------              President & CEO
Title:   DIRECTOR TECHNOLOGY LICENSING               Date:  15 MAR 00
      ---------------------------------                    --------------------------------------
Date:    Mar 10, 2000
     ----------------------------------

                                   APPENDIX A
                                PATENTS LICENSED


[**]                          [**]                   [**]


                            Confidential Information

[**] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT
TO THE OMITTED PORTIONS.

[**]



[**]                             [**]                 [**]



                            Confidential Information


[**] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT
TO THE OMITTED PORTIONS.

                                   APPENDIX B
                                PATENTS OPTIONED




[**]                             [**]                 [**]



                            Confidential Information

[**] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT
TO THE OMITTED PORTIONS.